EXHIBIT 10.6

                            INDEMNIFICATION AGREEMENT


     This Agreement, dated as of __________, 1998, is made by and between Payless Cashways, Inc., a Delaware corporation (the "Company"), and ________________ who is serving as a director and/or officer of the Company ("Indemnitee").

                                    RECITALS

     WHEREAS, Indemnitee is currently serving in the capacity or capacities described above;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers, employees and agents of the Company and to indemnify these individuals so as to provide them with the maximum protection permitted by law;

     WHEREAS, the Company and Indemnitee recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, and agents to expensive litigation risk at the same time that the availability and coverage of liability insurance has been severely limited;

     WHEREAS, Indemnitee is currently entitled to indemnification under Delaware General Corporation Law and the Certificate of Incorporation and the Amended and Restated Bylaws of the Company; and

     WHEREAS, Indemnitee regards the protection extended by Delaware law, the Certificate of Incorporation, and the Amended and Restated Bylaws as beneficial, but Indemnitee may not be willing to serve or continue to serve as director or officer of the Company without additional inducements, and the Company desires Indemnitee to serve in such capacity and in other capacities.

                                    AGREEMENT

     1. Definitions.

          1.1. "Agent" means any person who is or was a director, officer, employee, agent or fiduciary of the Company or a subsidiary of the Company, or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise or entity, including service with respect to an employee benefit plan.

          1.2. "Disinterested Director" means a director of the Company who is not and was not a party to the proceeding for which indemnification is being sought by the claimant.

          1.3. "Expenses" includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements, other out-of-pocket costs and reasonable compensation for time spent by Indemnitee for which he/she is not otherwise compensated by the Company or any third party) actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement,
Section 145 of the General Corporation Law of Delaware or otherwise.

          1.4. "Independent Legal Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          1.5. "Proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

          1.6. "Subsidiary" means any corporation, partnership, joint venture or other enterprise, a majority of whose equity interests are owned by the Company, directly or through one or more other subsidiaries.

     2. Agreement to Serve. Indemnitee agrees to serve or to continue to serve as an Agent of the Company in the capacity Indemnitee currently serves as an agent of the Company, so long as he/she is duly appointed or elected and qualified in accordance with the applicable provisions of the Certificate of Incorporation and the Amended and Restated Bylaws of the Company or any Subsidiary of the Company or until such time he/she tenders his/her resignation in writing.

     3. D&O Insurance.

          3.1. Maintenance of D&O Insurance. So long as Indemnitee shall continue to serve in any capacity described in Section 2 and thereafter so long as there is any reasonable possibility that Indemnitee shall be subject to any proceeding by reason of the fact that Indemnitee served in any of such capacities, the Company will use reasonable efforts to purchase and maintain in effect for the benefit of Indemnitee one or more valid, binding and enforceable policies of directors' and officers' liability insurance ("D&O Insurance") providing, in all respects, coverage and amounts as reasonably determined by the Board of Directors.

          3.2. Unavailability or Impracticality of D&O Insurance. Notwithstanding subsection 3.1, the Company shall not be required to maintain D&O Insurance if (a) such insurance is not reasonably available or (b) in the reasonable business judgment of the Board of Directors of the Company as it may exist from time to time, either (i) the premium cost for such insurance is substantially disproportionate to the amount of insurance or (ii) the coverage is so limited by exclusions that there is insufficient benefit provided by such insurance.

     4.  Limitation  of  Indemnity.  Notwithstanding  anything  in  Section 7 or
Section 8 to the contrary, the Company shall not be liable under this Agreement to make any indemnity payment or advancement of expenses in connection with any Proceeding (a) to the extent that payment is actually made to or on behalf of Indemnitee under a valid and collectible insurance policy, except in respect of any amount in excess of the limits of liability of such policy or any applicable deductible under such policy; (b) to the extent that payment has been or will be made to Indemnitee other than pursuant to this Agreement; (c) with respect to acts or omissions listed in Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time; and (d) if a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful.

     5. Notice and Defense of Claim.

          5.1. Notification of Proceeding. Promptly after receipt by Indemnitee of notice of the commencement or the threat of commencement of any Proceeding, Indemnitee shall notify the Company of the commencement or threat of commencement thereof. The failure to notify or promptly notify the Company shall not relieve the Company from any liability that it may have to Indemnitee otherwise than under this Agreement and shall relieve the Company from liability hereunder only to the extent the Company has been prejudiced in its defense of such Proceeding as a result of Indemnitee's failure to notify the Company.

          5.2. Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a Proceeding pursuant to subsection 5.1, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the D&O Insurance policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, to or on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

          5.3. Assumption of Defense. In the event the Company shall be obligated to pay any expenses or costs of any Proceedings against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election to assume the defense. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided, however, that (a) Indemnitee shall have the right to employ separate counsel in any such Proceeding at Indemnitee's expense, or (b) if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Company or as to which Indemnitee shall have made the conclusion provided for in (b)(ii) above.

          5.4. Cooperation and Settlement of Claim. In defense of any claim or threat thereof, Indemnitee shall give the Company such information and cooperation as the Company may reasonably request. The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the prior written consent of the Company. The Company shall not settle any action or claim in any manner which will impose any penalty or limitation on Indemnitee without Indemnitee's prior written consent. Both the Company and Indemnitee agree that they will not unreasonably withhold their consent to any proposed settlement. In the event that consent is not given and the parties hereto are unable to agree on a proposed settlement, Independent Legal Counsel shall be retained by the Company, at its expense (with the consent of Indemnitee, which consent shall not be unreasonably withheld), for the purpose of determining whether or not the proposed settlement is reasonable under all the circumstances; and if Independent Legal Counsel determines the proposed settlement is reasonable under all the circumstances, the settlement may be consummated without the consent of the other party.

     6. Determination of Right to Indemnification.

          6.1. Procedure. The Secretary of the Company shall, promptly upon receipt of a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification. Indemnitee shall be entitled to indemnification if: (i) Indemnitee is in fact an Agent of the Company or is or was serving at the request of the Company as an Agent of another entity, (ii) Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, (iii) with respect to any criminal action or proceeding, Indemnitee had no reason to believe his/her conduct was unlawful, and (iv) the indemnification would not otherwise be prohibited under Delaware law. The determination with respect to Indemnitee's entitlement to indemnification shall be made in the specific case as follows: (a) by a majority vote of Disinterested Directors, even though less than a quorum, (b) by Independent Legal Counsel selected by such Disinterested Directors, or (c) if Disinterested Directors cannot be obtained, by vote of the stockholders of the Company.

          6.2. Notice of Determination. Following the determination with respect to Indemnitee's entitlement to indemnification under subsection 6.1, the Secretary or any other officer of the Company shall provide written notice to Indemnitee of such determination.

          6.3. Payment of Indemnification. After a determination that Indemnitee is entitled to indemnification, whether under subsection 6.1 or pursuant to an adjudication or arbitration under Section 9, the Company shall pay all costs and expenses reasonably incurred by Indemnitee in investigating, defending, and appealing any Proceeding against Indemnitee. Such payment shall be made within a reasonable time after the Company's receipt of evidence that an indemnifiable expense has been incurred.

          6.4. Payment of Independent Legal Counsel. If the determination of entitlement to indemnification is to be made by Independent Legal Counsel under subsection 6.1 of this Agreement, the Company shall pay any and all reasonable fees and expenses incurred by such independent counsel in connection with acting pursuant to this Agreement.

          6.5. Payment of Expenses Incurred by Indemnitee in Making Determination. All reasonable costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in cooperating with the persons responsible for making the determination called for under subsection 6.1 shall be borne by the Company, irrespective of the determination as to Indemnitee's entitlement to indemnification.

          6.6. Presumption of Entitlement to Indemnification. In making any determination under subsection 6.1 or subsection 9.1, it shall be presumed that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome this presumption. As is provided under Section 145 of the General Corporation Law of Delaware, the termination of any Proceeding covered by this Agreement, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption for the purpose of subsection 6.1 or any other provision of this Agreement that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct was unlawful.

     7.  Mandatory  Indemnification.  Subject  to the  limitations  set forth in
Section 4 and the determination to be made under Section 6, if Indemnitee is a person who was or is a party or is threatened to be made a party to or is involved (including involvement as a witness) in a Proceeding, including any action by or in the right of the Company, by reason of the fact that he/she is or was or has agreed to become an Agent, or by reason of any action alleged to have been taken or omitted by him/her in any capacity, the Company shall indemnify Indemnitee against all expense, liability and loss (including, but not limited to, judgements, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement), actually and reasonably incurred by him/her in connection with the investigation, defense, settlement or appeal of such Proceeding; provided, however, that except as provided in subsection 9.1 of this Agreement with respect to remedies of Indemnitee, the Company shall indemnify Indemnitee in connection with a Proceeding (or part thereof) initiated by Indemnitee only if such Proceeding (or any part thereof) was authorized by the Board of Directors of the Company.

     8. Mandatory Advancement of Expenses. The Company shall pay in advance of final determination all costs and expenses reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which Indemnitee is a party or is threatened to be made a party or with respect to which Indemnitee is otherwise involved (including involvement as a witness) as an Agent. An advancement of expenses incurred by Indemnitee in his/her capacity as an Agent shall be made only upon receipt by the Company of
(a) a written affirmation by Indemnitee of Indemnitee's good faith belief that Indemnitee has met the standard of conduct necessary for indemnification as outlined in Section 6 and Section 7, and (b) an undertaking by or on behalf of Indemnitee to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified for such expenses under this Agreement or otherwise. The advances to be made hereunder shall be paid within a reasonable time after the Company's receipt of a written request for reimbursement for incurred costs and expenses.

         9.  Remedies of Indemnitee.

          9.1. In the event (a) the Company  determines  pursuant to  subsection
6.1 that Indemnitee is not entitled to  indemnification  under this Agreement or
(b) the Company fails to make the determination called for in subsection 6.1 within 60 days of the Company's receipt of the request for indemnification, Indemnitee may seek an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, for the purpose of enforcing Indemnitee's right to indemnification or the advance payment of expenses pursuant to this Agreement. Alternatively, Indemnitee may, at Indemnitee's option, seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association. Indemnitee must exercise the rights under this subsection within 180 days of the earlier of (x) the date of notice of a determination that Indemnitee is not entitled to indemnification or (y) the date 60 days after the Company receives the request for indemnification.

          9.2. In the event that a determination shall have been made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination.

          9.3. If a determination shall have been made pursuant to Section 6 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 9, absent (a) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification or (b) a prohibition of such indemnification under applicable law.

          9.4. The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

          9.5. The obligations of the Company to make the payments required to be made hereunder and to perform and observe the other agreements on its part contained herein, shall not be subject to diminution by set off, counterclaim, abatement or otherwise; provided, however, that Indemnitee shall not be released from any liability or obligation that Indemnitee may owe the Company, whether hereunder or otherwise.

          9.6. Indemnitee's expenses incurred in successfully establishing his/her right to indemnification or advancement of expenses under this Section 9, in whole or in part, in any such action (or settlement thereof) shall be paid by the Company.

     10. Notice. All notices, requests, demands, and other communications relating to this Agreement shall be in writing and shall be deemed to be duly given if (a) delivered by hand and receipted for by the party to whom the notice or communication shall have been directed or (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

     if to Indemnitee, to:

                  ----------------------------
                  ----------------------------
                  ----------------------------

     or to such other address as may have been furnished to the Company by Indemnitee and if to the Company, to:

          Payless Cashways, Inc.
          2300 Main Street
          Kansas City, MO  64108
          Attention:  Secretary/Assistant Secretary

          with a copy to:

          Blackwell Sanders Peper Martin LLP
          2300 Main Street, Suite 1000
          Kansas City, MO 64108
          Attention:  Gary D. Gilson
     or to such other address as may have been furnished to Indemnitee by the Company.

         11. Severability. If this Agreement, or any portion hereof, shall be held to be invalid or unenforceable for any reason, the Company shall nevertheless indemnify Indemnitee as to all expenses, judgments, fines and penalties with respect to any action, suit or proceeding, whether threatened or commenced, to the full extent permitted by any portion of this Agreement that shall not have been held to be invalid or unenforceable under the General Corporation Law of Delaware and the Certificate of Incorporation and the Amended and Restated Bylaws of the Company. Such invalidity or unenforceability shall not otherwise affect the validity or enforceability of the other provisions hereof.

         12. Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar); nor shall such waiver constitute a continuing waiver.

         13. Continuation of Indemnity. All agreements and obligations of the Company contained in this Agreement shall continue during the period Indemnitee has consented to be or is a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that Indemnitee has consented to be or is or was a director or officer of the Company or is or was serving in any other capacity referred to in this Agreement.

         14. Binding Effect. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his/her heirs, assigns and personal representatives.

         15. Non-exclusivity. The indemnification, contribution and advance payment of expenses provided by any provision of this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any provision of law, the Certificate of Incorporation, any Bylaw, other agreement, vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity after consenting to serve as a director or while occupying any of the positions or having any of the relationships referred to in this Agreement.

         16. Subrogation Rights. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee against any person or organization and Indemnitee shall execute all papers required and shall do everything that may be reasonablely necessary to secure such rights.

     17. Document to Supersede. This Agreement shall supersede any other prior written Indemnification Agreement between the Company and Indemnitee.

     18. Governing Law. The parties agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed in that state.

     19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

     20. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction of it.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


INDEMNITEE                           PAYLESS CASHWAYS, INC.


------------------------------       -----------------------------
Name:________________                By:______________________
                                     Title:___________________